November 30, 2018

Supplement to the
Statement of Additional Information (“SAI”)
dated April 30, 2018, as previously supplemented

1919 FINANCIAL SERVICES FUND
A (SBFAX), C (SFSLX), I (LMRIX)

1919 SOCIALLY RESPONSIVE BALANCED FUND
A (SSIAX), B (SESIX), C (SESLX), I (LMRNX)

1919 MARYLAND TAX-FREE INCOME FUND
A (LMMDX), C (LMMCX), I (LMMIX)

1919 Variable Socially Responsive Balanced Fund
(QLMICX)

(each a “Fund” and collectively, the “1919 Funds”)

The Trust for Advised Portfolios (“Trust”) Board of Trustees (“Board”) is pleased to announce that effective November 13, 2018, Christopher E. Kashmerick was appointed by the Board to be Interested Trustee and Chairman of the Board. Mr. Kashmerick will retain his duties as President and Principal Executive Officer of the Trust.

Additionally, effective October 25, 2018, Ian Martin has resigned from the Board as Interested Trustee. All references to Mr. Martin are removed in their entirety.

As a result of the Board changes, the Trustees and Executive Officers table on pages 70 and 71 of the 1919 Financial Services Fund, 1919 Socially Responsive Balanced Fund, and 1919 Maryland Tax-Free Income Fund SAI and pages 34 and 35 of the 1919 Variable Socially Responsive Balanced Fund are deleted and replaced with the following:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Non-Interested Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private Investor. Previously served as Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 – 2013). Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	4	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 – 2016)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	4	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	4	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018; Chairman since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)	4	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 – present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 – present)

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers except for the Adviser and Ziegler Capital Management, LLC, that have a common parent, Stifel Financial Corp.  The term “Fund Complex” applies to the 1919 Financial Services Fund, 1919 Socially Responsive Balanced Fund, 1919 Maryland Tax-Free Income Fund, and the 1919 Variable Socially Responsive Balanced Fund (offered in a separate Prospectus and SAI) The 1919 Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services. Nor do they share the same investment advisor with any other series.

(3)
 “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)
Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

The Additional Information Concerning Our Board of Trustees, Qualification of Trustees on page 73 of the 1919 Financial Services Fund, 1919 Socially Responsive Balanced Fund, and 1919 Maryland Tax-Free Income Fund SAI and page 37 of the 1919 Variable Socially Responsive Balanced Fund SAI is supplemented with the following:

Christopher E. Kashmerick has substantial mutual fund operations and shareholder servicing experience through his position as Senior Vice President of U.S. Bank Global Fund Services, and he brings more than 18 years of mutual fund and investment management experience, which makes him a valuable resource to the Board as they contemplate various fund and shareholder servicing needs.

Each of Messrs. Chrystal, DiUlio, Resis, and Kashmerick takes a conservative and thoughtful approach to addressing issues facing the Funds. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Resis, and Kashmerick should serve as a trustee.

The Trustee Ownership of Fund Shares and Other Interests on Page 73 of the 1919 Financial Services Fund, 1919 Socially Responsive Balanced Fund, and 1919 Maryland Tax-Free Income Fund SAI and page 37 of the 1919 Variable Socially Responsive Balanced Fund SAI is supplemented with the following:

As of November 13, 2018, Mr. Kashmerick did not own shares of a Fund.

The Compensation table on Page 73 of the 1919 Financial Services Fund, 1919 Socially Responsive Balanced Fund, and 1919 Maryland Tax-Free Income Fund SAI and pages 37 and 38 of the 1919 Variable Socially Responsive Balanced Fund SAI is supplemented with the following:

	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees
Name of Interested Trustee
Christopher E. Kashmerick	$0	None	None	$0

Please retain this Supplement with the Statement of Additional Information